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                                                                   Exhibit 10.10



                                 PROMISSORY NOTE

TO: MASTER LOAN AND SECURITY AGREEMENT NO. 7700

                            Dated: DECEMBER 17, 1999

                            EQUIPMENT SCHEDULE NO. 5

U.S. $282,823.67                                            Alexandria, Virginia

Dated: September 30, 2002

     FOR VALUE RECEIVED, ALTUS BIOLOGICS INC., a DELAWARE corporation (the "Borrower"), hereby promises to pay to the order of OXFORD FINANCE CORPORATION, or its successors or assigns (the "Payee") at its offices located at 133 North Fairfax Street, Alexandria, Virginia 22314, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. TWO HUNDRED EIGHTY TWO THOUSAND EIGHT HUNDRED TWENTY THREE and 67/100 DOLLARS ($282,823.67), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum, as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

This Note evidences a loan by the Payee to the undersigned pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment, granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy of recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Loan Agreement.
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This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

     IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.

                                        ALTUS BIOLOGICS INC.


                                        By: /s/ Peter Lanciano
                                            ------------------------------------
                                        Name: Peter Lanciano
                                        Title: President & CEO